UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Dell Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (04-05)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

DELL INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

www.dell.com
ONE DELL WAY
ROUND ROCK, TX 78682
Stockholder Meeting to be held on 07/18/08

Proxy Material Available
•	2008 Notice and Proxy Statement
•	Annual Report on Form 10-K for Fiscal Year Ended February 1, 2008
•	Chairman’s Letter to Stockholders
•	Admission Ticket

PROXY MATERIAL — VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery, please make the request as instructed below on or before 07/04/08.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET	- www.proxyvote.com
2) BY TELEPHONE	- 1-800-579-1639
3) BY E-MAIL*	- sendmaterial@proxyvote.com
*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	07/18/08
Meeting Time:	8:00 A.M. CDT
For holders as of:	05/23/08

Meeting Location:

Austin Convention Center
Ballrooms B and C
500 E. Cesar Chavez
Austin, TX 78701

Meeting Directions:

For Meeting Directions Please Call:
512-728-7800

     How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance and voting at the meeting.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

This meeting is for Dell stockholders. To attend the meeting in person, you will need an admission ticket or an account statement showing your ownership of Dell stock as of May 23, 2008, and proper photo identification. An admission ticket can be printed from www.proxyvote.com or will be included in the proxy materials if you request a paper copy of the proxy materials.

Voting items
Proposal 1 — Election of Directors
The Board of Directors Recommends a Vote
FOR All Nominees

Nominees:

(01)	Donald J. Carty	07)	Thomas W. Luce, III
(02)	Michael S. Dell	08)	Klaus S. Luft
(03)	William H. Gray, III	09)	Alex J. Mandl
(04)	Sallie L. Krawcheck	10)	Michael A. Miles
(05)	Alan (A.G.) Lafley	11)	Samuel A. Nunn, Jr.
(06)	Judy C. Lewent
Proposal 2 — Ratification of Independent Auditor
The Board of Directors Recommends a Vote FOR the Ratification of Independent Auditor
Proposal 3- Approval of Executive Annual Incentive Bonus Plan
The Board of Directors Recommends a Vote FOR the Approval of the Executive Annual Incentive Bonus Plan
Stockholder Proposal 1-
Reimbursement of Proxy Expenses
The Board of Directors Recommends a Vote AGAINST the Stockholder Proposal Relating to Reimbursement of Proxy Expenses
Stockholder Proposal 2-
Advisory Vote on Executive Compensation
The Board of Directors Recommends a Vote AGAINST the Stockholder Proposal Relating to an Advisory Vote on Executive Compensation